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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

     We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-60298 of Primal Solutions, Inc. on Form S-8 of our report dated March 10, 2000, appearing in the prospectus of Primal Solutions, Inc. filed on February 14, 2001 pursuant to Rule 424(b)(3) (SEC File No. 333-46494).

October 5, 2001



                                                   /s/ Deloitte & Touche LLP
                                                       ---------------------
                                                       Deloitte & Touche LLP
                                                       Costa Mesa, California